Exhibit 99.1
EXECUTION COPY
STOCK PURCHASE AND OPTION AGREEMENT
THIS STOCK PURCHASE AND OPTION AGREEMENT (this “Agreement”) is dated as of July 28, 2010, and is by and between Springtime Holdings Limited, a Cayman Islands company having its registered office at P.O. Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands (“Seller”), and Lukoil Finance Limited, a Gibraltar limited liability company located at Suite 1, 2nd Floor, International House, 16 Bell Lane, PO Box 872, Gibraltar (“Purchaser”). Terms not otherwise defined herein shall have the meaning ascribed to them in the shareholder agreement of September 29, 2004 by and between ConocoPhillips (“ConocoPhillips”), a Delaware corporation, and Open Joint Stock Company “Oil Company “LUKOIL”, an open joint stock company organised and existing under the laws of the Russian Federation (the “Company”), as amended through the date hereof (the “Shareholder Agreement”).
RECITAL
WHEREAS, Seller, which is a Wholly Owned Subsidiary of ConocoPhillips, desires to sell 64,638,729 Lukoil Ordinary Shares, par value 0.025 Roubles per share (the “Shares”) and 98,728,900 Lukoil DRs owned by Seller as of the date of this Agreement;
WHEREAS, Purchaser, which is a Wholly Owned Subsidiary of the Company, desires to purchase the Shares and receive an option to purchase Lukoil DRs upon the terms and subject to the conditions set forth in this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the promises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Purchase and Sale of the Shares.
          (a) Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations and warranties herein made by each party to the other, Seller agrees to sell, and Purchaser agrees to purchase from Seller, the Shares at Completion (as hereinafter defined).
          (b) The Shares shall be sold free of any Encumbrances (as hereinafter defined) with all the rights attached to them as of the Completion.
     2. Purchase Price.
          (a) The purchase price for the Shares (the “Purchase Price”) shall be US$3,442,012,319.25 (three billion four hundred forty two million twelve thousand three hundred nineteen and one quarter US Dollars), based on the per share price of US$53.25 (fifty three and one quarter US Dollars) for each Share.
          (b) Purchaser will pay, or cause to be paid, to Seller the Purchase Price (the “Payment”) at the Completion in immediately available funds to the following bank account of Seller (the “Seller’s Bank Account”) :
[Bank Account Information]
     3. Completion.
The completion of the transfer and sale of the Shares provided for in this Agreement (the “Completion”) will take place at the offices of Registrar NIKoil Company (JSC) being the local registrar for the Shares (the “Registrar”) located at 28, 3-rd Yamskogo Polya street, Moscow on August 16, 2010 (the “Completion Date”).
     4. Representations and Warranties.
          (a) Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows:
          (i) Seller has obtained all corporate and other authorizations required to empower it to enter into and to perform its obligations under this Agreement;
          (ii) Seller is validly organised, in existence and duly registered under the laws of the jurisdiction of its formation and has the requisite power and authority to enter into, execute, deliver and perform this Agreement;
          (iii) this Agreement, when executed, constitutes binding obligations of Seller enforceable against it in accordance with its terms;
          (iv) the execution and delivery of, and the performance by Seller of its obligations under, this Agreement and the transactions contemplated hereby will not:
a) result in a breach of any provision of the foundational or governing documents of Seller;
b) result in a breach of any law or regulation or any order, judgment or decree of any court or governmental agency to which Seller is a party or by which Seller, or any of its property, is bound; or
c) conflict with any document which is binding on Seller or any of its property;

          (v) Seller has, and upon transfer by Seller of the Shares and, if applicable, the Lukoil DRs pursuant to Section 7(b), Purchaser will have good and marketable legal and beneficial title to the Shares and, if applicable, the Lukoil DRs, free and clear of any claims, liens, encumbrances, security interests, restrictions and adverse claims of any kind or nature whatsoever (“Encumbrances”). There are no outstanding subscriptions, options, warrants, rights, contracts, understandings or agreements to purchase or otherwise acquire the Shares or the Lukoil DRs.
          (b) Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:
          (i) Purchaser has obtained all corporate and other authorizations required to empower it to enter into and to perform its obligations under this Agreement;
          (ii) Purchaser is validly organised, in existence and duly registered under the laws of the jurisdiction of its formation and has the requisite power and authority to enter into, execute, deliver and perform this Agreement;
          (iii) this Agreement, when executed, constitutes binding obligations of Purchaser enforceable against it in accordance with its terms;
          (iv) the execution and delivery of, and the performance by Purchaser of its obligations under, this Agreement and the transactions contemplated hereby will not:
a) result in a breach of any provision of the foundational or governing documents of Purchaser;
b) result in a breach of any law or regulation or any order, judgment or decree of any court or governmental agency to which Purchaser is a party or by which Purchaser, or any of its property, is bound; or
c) conflict with any document which is binding on Purchaser or any of its property.
     5. Closing Conditions to the Transfer and Sale of the Shares.
          (a) Conditions to Each Party’s Obligations. The obligation of Purchaser to purchase the Shares in accordance with the provisions of Section 3 and the obligation of Seller to sell the Shares in accordance with the provisions of Section 3 are subject to the fulfillment at or prior to the Completion Date of the following conditions:
          (i) no preliminary or permanent injunction or other order shall have been issued by any court of competent jurisdiction or by any governmental or regulatory body, nor shall any statute, rule, regulation or executive order have been promulgated or enacted by any governmental authority, which prevents the consummation of the sale and purchase transaction in respect of the Shares contemplated by this Agreement; and

          (ii) no action or proceeding before any court or any governmental or regulatory authority shall have been commenced by any governmental or regulatory body and shall be pending against any of the parties hereto or any of their respective Affiliates, associates, officers or directors seeking to prevent or delay the sale and purchase transaction in respect of the Shares contemplated by this Agreement.
          (b) Conditions to Obligation of Purchaser. The obligation of Purchaser to purchase the Shares in accordance with the provisions of Section 3 is subject to the fulfillment at or prior to the Completion Date of the following conditions, any of which may be waived by Purchaser in its sole discretion:
          (i) the representations and warranties of Seller contained in this Agreement shall have been true and complete when made and shall be true and complete at and as of the Completion Date with the same force and effect as though such representations and warranties were made at and as of the Completion Date;
          (ii) Seller shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by Seller at or prior to the Completion Date.
          (c) Conditions to Obligation of Seller. The obligation of Seller to sell the Shares in accordance with the provisions of Section 3 is subject to the fulfillment at or prior to the Completion Date of the following conditions, any of which may be waived by Seller in its sole discretion:
          (i) the representations and warranties of Purchaser contained in this Agreement shall have been true and complete when made and shall be true and complete at and as of the Completion Date with the same force and effect as though such representations and warranties were made at and as of the Completion Date;
          (ii) Purchaser shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by Purchaser at or prior to the Completion Date.
     6. Actions in Respect to Completion.
          (a) Actions prior to Completion:
          (i) Seller undertakes to fulfill or cause fulfillment of the following actions prior to Completion:
a) making available all the Shares for transfer in accordance with this Agreement in a securities account kept with ZAO Citibank being the local custodian for the Shares (the “Custodian”);
b) delivery to Purchaser of a certified copy of all necessary corporate approvals and permissions for execution and fulfillment hereof by Seller.

          (ii) Purchaser undertakes to fulfill or cause fulfillment of the following actions prior to Completion:
a) opening by Purchaser of a securities account with the Registrar (the “Account”) in respect of the Shares;
b) delivery to Seller of a certified copy of all necessary corporate approvals and permissions for execution and fulfillment hereof by Purchaser.
          (b) Actions at Completion:
          On the Completion Date:
          (i) Contemporaneously with the actions undertaken pursuant to Section 6(b)(ii), Seller shall procure the transfer of the Shares to the Account by causing the issue by the Custodian of a duly signed transfer order and the submission of such transfer order to the Registrar. Purchaser shall use commercially reasonable efforts to assist Seller in complying with any requirements of the Registrar in connection with the foregoing;
          (ii) Purchaser shall procure that the Payment is made in immediately available funds to Seller’s Bank Account.
     7. Option to Purchase the Lukoil DRs.
          (a) Option Period. From July 28, 2010 until 5:00 p.m. British Summer Time on September 26, 2010 (the “Option Period”), Purchaser may make a one-time election to purchase up to 98,728,900 Lukoil DRs or such lesser number of Lukoil DRs as may then be owned by Seller as the result of the sale of a portion of Lukoil DRs in accordance with provisions of Section 2.7 of the Shareholder Agreement (the “Purchase DRs”), subject to the following conditions:
          (i) prior to the expiration of the Option Period, Purchaser shall provide written notice to Seller of its intention to purchase all or part of the Purchase DRs, indicating the number of the Purchase DRs that it will acquire;
          (ii) the purchase price of the Purchase DRs to be acquired (the “DR Purchase Price”) shall represent the product of the number of the Purchase DRs in respect of which Purchaser has exercised the option and the per share price of US$56 (fifty six US Dollars) for each Lukoil DR.
          (b) Completion. Completion of the transfer and sale of the Purchase DRs provided for in Section 7(a) (the “DR Purchase Completion”) will take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, unless another place is agreed upon in writing by the parties, on the date that is three (3) Business Days after receipt by Seller of the notice provided for in Section 7(a)(i) (the “DR Purchase Completion Date”), upon which:

          (i) Contemporaneously with the actions undertaken pursuant to Section 7(b)(ii), Seller shall procure the transfer of the number of Purchase DRs, in respect of which Purchaser has exercised its option by delivering the notice provided for in Section 7(a)(i), to a securities account indicated by Purchaser in respect of the Purchase DRs;
          (ii) Purchaser shall procure that payment equaling the DR Purchase Price is made in immediately available funds to Seller’s Bank Account.
          (c) Covenant. During the Option Period Seller will not sell or otherwise create an Encumbrance with respect to the Lukoil DRs that it owns as of the date hereof other than in compliance with Section 2.7 of the Shareholder Agreement.
     8. Miscellaneous.
          (a) No Brokers. Seller and Purchaser each represent to the other that neither it nor any of its respective Affiliates have employed any broker or finder or incurred any liability for any brokerage or finder’s fees or commissions or expenses related thereto in connection with the negotiation, execution or consummation of this Agreement or any of the transactions contemplated hereby and respectively agree to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any Person on the basis of any act or statement alleged to have been made by such party or any of its Affiliates. All costs and expenses charged or imposed by Registrar in connection with the Completion shall be borne by Purchaser.
          (b) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
          (c) Assignment; Binding Effect; Third Party Beneficiaries. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon and inure to the benefit of, and are enforceable by, the parties and their respective successors and permitted assigns. There are no third party beneficiaries having rights under or with respect to this Agreement.
          (d) Further Assurances. If any further action is necessary or reasonably desirable to carry out this Agreement’s purposes, each party will take such further action (including executing and delivering any further instruments and documents and providing any reasonably requested information) as the other party reasonably may request.
          (e) Survival of Representations, Warranties and Covenants. Each representation, warranty, covenant and obligation in this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, and will not be affected by any investigation by or on behalf of the other party to this Agreement.

          (f) Indemnification. Seller, on the one hand, and Purchaser, on the other hand, respectively, will each indemnify and hold harmless the other from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, legal fees and expenses) suffered or incurred by any such indemnified party to the extent arising from any breach of any representation or warranty of the indemnifying party contained in this Agreement or any breach by the indemnifying party, or failure by the indemnifying party to fulfill, any covenant or agreement contained herein.
          (g) Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and given by personal delivery, by an internationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):
If to Seller
c/o ConocoPhillips
600 North Dairy Ashford (77079-1175) Houston, Texas
Attention: Janet Langford Kelly
Facsimile: (1.281) 293.1054
with a copy (which will not constitute notice) to:
Wachtell Lipton Rosen & Katz LLP
51 West 52nd Street, New York, New York 10019
Attention: Andrew R. Brownstein
Facsimile: (1.212) 403.2233
If to Purchaser
Lukoil Finance Limited
Suite 835, Europort, Europort Road
P.O. Box 179, Gibraltar
Attention: Mr. Sergei Portnyagin
Facsimile: (350) 200 47162 / 76919
with a copy (which will not constitute notice) to:
OAO LUKOIL
11 Sretensky Blvd., Moscow, 101000 Russia
Attention: Mr. Leonid Fedun
Facsimile: (+7 495) 627-4562

with a copy (which will not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP
7 Gasheka Street, Moscow, 123056 Russia
Attention: Mrs. Natalia Baratiants
Facsimile: (+7 495) 783-7701
          All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by an internationally recognized courier, upon delivery, and (iii) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a Business Day, or is received on a day that is not a Business Day, then such notice, request or communication will not be deemed effective or given until the next succeeding Business Day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.
          (h) Specific Performance; Remedies. Each party acknowledges and agrees that the other party would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.
          (i) Dispute Resolution. Each party agrees that the provisions of Section 9.9(e) of the Shareholder Agreement (“Fast-Track Arbitration”) shall apply with full force and effect to any claim or dispute arising out of or related to this Agreement.
          (j) Headings. The article, clause and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
          (k) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles.
          (l) Amendment. This Agreement may not be amended or modified except by a writing signed by both of the parties.
          (m) Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
          (n) Expenses. Subject to the last sentence of Section 8(a) above, each party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.
          (o) Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, which delivery may be made by exchange of copies of the signature page by facsimile transmission. For purposes of determining whether a party has signed this Agreement or any documents contemplated hereby or any amendment or waiver hereof, only a handwritten signature on a paper document or a facsimile transmission of a handwritten original signature will constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Springtime Holdings Limited

By	/s/ Janet Langford Kelly

	Name:	Janet Langford Kelly

	Title:	Vice President

Lukoil Finance Limited

By	/s/ Vadim Gluzman

	Name:	Vadim Gluzman

Title: